Prospectus supplement dated May 27, 2020
to the following prospectus(es):
Waddell & Reed Advisors Select Preferred (2.0) and Waddell & Reed Advisors Select Preferred NY (2.0) dated May 1, 2019
America's marketFLEX Annuity, BOA America's Exclusive Annuity II, Waddell & Reed Advisors Select Reserve Annuity, and The One Investor Annuity dated May 1, 2016
BOA America's Income Annuity, Waddell & Reed Advisors Select Income Annuity, and BOA Advisor Variable Annuity dated May 1, 2014
BOA Choice Venue Annuity II, Nationwide Income Architect Annuity, Nationwide Destination EV, Nationwide Destination Navigator, Nationwide Destination Navigator (New York), BOA Choice Annuity, BOA Choice Venue Annuity, Key Choice, and Paine Webber Choice Annuity dated May 1, 2013
Schwab Income Choice Variable Annuity dated May 1, 2012
Schwab Custom Solutions Variable Annuity dated May 1, 2010
Successor, Nationwide Enterprise The Best of America Annuity, Evergreen Ultra Advantage Plus, Nationwide Select Annuity, BOA TruAccord Variable Annuity, Multi-Flex Annuity, Waddell & Reed Advisors Select Annuity, and Market Street VIP/2 Annuity (NLAIC) dated May 1, 2008
America's Vision Plus Annuity, America's Vision Annuity, and BOA Exclusive Annuity dated May 1, 2004
Evergreen Ultra Advantage dated November 25, 2003
Nationwide Classic Annuity, ElitePRO LTD, ElitePRO Classic, Retirement Ally A, and Retirement Ally B dated May 1, 2003
BOA InvestCare, MFS Variable Annuity, VIP Extra Credit Annuity (NLIC), Market Street VIP/2 Annuity (NLIC), and VIP Extra Credit Annuity (NLAIC) dated May 1, 2002
VIP Premier DCA Annuity (NLIC) and VIP Premier DCA Annuity (NLAIC) dated November 1, 2001
NLAIC Annuity and Options VIP Annuity (NLAIC) dated May 1, 2001
American Capital AO, Smith Barney AO, and Citibank Annuity dated May 1, 2000
NLAIC VIP Annuity dated May 2, 1994
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
Risks Associated with COVID-19
In March 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, which has resulted in market volatility and general economic uncertainty. To address disruptions in connection with the COVID-19 pandemic, Nationwide has implemented business continuity plans so that it can continue to provide products and services to its customers. While these efforts have been successful to date, Nationwide continues to be subject to certain risks that could negatively impact its operations, including system failures, mail delivery delays, unavailability of critical personnel due to illness or other reasons related to the pandemic, and disruptions to service providers.
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Significant market volatility and negative investment returns in the market resulting from the COVID-19 pandemic could have a negative impact on returns of the underlying mutual funds in which the Separate Account invests. Additionally, prolonged current economic conditions and consumer behavior related to COVID-19 could affect the amount of sales and profitability of Nationwide’s businesses and could have a negative impact on its financial condition and operations.
While we are confident in our ability to manage the financial risks related to COVID-19, the extent and duration of the risks related to the COVID-19 pandemic are unknown at this time. It is possible these risks could impact Nationwide’s financial strength and claims-paying ability. There are many factors beyond Nationwide’s control that cannot be mitigated or foreseen that could have a negative impact on Nationwide and the operation of the contract. Nationwide continues to monitor the economic situation and its business operations closely.
CARES Act
The CARES Act was enacted on March 27, 2020. The CARES Act made numerous changes to the Internal Revenue Code effective January 1, 2020, including the following:
•	Waiving the 2020 minimum distribution requirement (RMD) from defined contribution plans and IRAs, including the 2019 RMD taken in 2020 for those individuals turning 70½ in 2019.
•	Relief for coronavirus-related distributions and loans from qualified plans and IRAs, which includes an exception from the 10% penalty for early distribution and an exemption from the 20% mandatory withholding requirement.
Along with the passage of the CARES Act, the IRS extended the deadline to make a 2019 IRA or Roth IRA contribution to July 15, 2020 in order to coincide with the extended deadline for filing an individual’s income tax return.
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